AMERITAS VARIABLE LIFE INSURANCE COMPANY
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2

                                  Supplement to
                                OVERTURE MEDLEY!
                          Prospectus Dated May 1, 2003
                       Supplement Dated November 25, 2003

The prospectus is corrected at page 19, by deleting the first paragraph and replacing it with the following:

         Value+ Option Charge
         The annualized charge for the Value+ Option is currently 0.42% of the Policy value, which will be deducted each monthly activity date for the first nine Policy Years. AVLIC expects to make a profit on this option. If you elect the Value+ Option, your current Separate Account annual expenses will total 1.22% of the average net asset value for the first nine Policy Years, assuming no charges for other riders. If you do not elect the Value+ Option, your current Separate Account annual expenses will be 0.80% for all Policy Years, again assuming no charges for other riders. The decision to elect or decline the Value+ Option depends on whether you believe it is to your advantage to have the Credit and incur the charges or not to have the Credit and avoid the charges. If you expect to surrender the Policy in the first nine Policy Years, you should not elect the Value+ Option because the benefit from the Credit would be less than the charges paid for it. An Owner who holds a Policy for at least nine years will benefit from electing the Value+ Option. After nine Policy Years, both the Policy value and the Cash Surrender Value received upon full surrender of the Policy will be greater if the Value+ Option is elected, than if it had not been elected.

All other provisions of the prospectus, as amended, shall remain the same.

              This Supplement should be retained with your current
                      prospectus for your Overture Medley!
   variable annuity Policy issued by Ameritas Variable Life Insurance Company.
                 If you do not have a current prospectus, please
            contact us at 1-800-745-1112, or you may view or download
                         a prospectus from our website -
                          http://variable.ameritas.com.